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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                      CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of PanAmerican Bancorp, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

                  (1)      the Form 10-Q fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  March 31, 2003
                                                   /s/ Michael Golden
                                                   -----------------------------
                                                   Michael Golden, President
                                                   (Chief Executive Officer)


Dated:  March 31, 2003

                                                   /s/ Alfredo M. Barreiro
                                                   -----------------------------
                                                   Alfredo M. Barreiro,
                                                   Accounting Officer
                                                   (Chief Financial Officer)